UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	September 3, 2007
CHAPARRAL STEEL COMPANY
(Exact name of registrant as specified in its charter)
Delaware	000-51307	20-2373478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Ward Road, Midlothian, TX	76065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 972-775-8241

(N/A)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01 Other Events.

On September 4, 2007, the registrant, and Gerdau Ameristeel Corporation issued a joint press release announcing they have received a letter dated September 3, 2007 from the Federal Cartel Office of the Federal Republic of Germany, clearing the transaction. The consummation of the merger remains subject to customary conditions, including adoption of the Agreement and Plan of Merger by Chaparral's stockholders. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2007	CHAPARRAL STEEL COMPANY

	By:	/s/ Robert E. Crawford, Jr.

Vice President and General Counsel